UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2008

Boyd Gaming Corporation
(Exact name of registrant as specified in its charter)

Nevada	1-12882	88-0242733
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor
Las Vegas, Nevada    89169
(Address of principal executive offices including zip code)

(702) 792-7200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On June 30, 2008, Echelon Resorts Corporation ("ERC"), a wholly-owned subsidiary of Boyd Gaming Corporation (the "Company"), entered into a Second Amendment to Morgans Las Vegas, LLC Limited Liability Company Agreement (the "Second Amendment"), with Morgans/LV Investment, LLC ("Morgans"). The Second Amendment further amends that certain Morgans Las Vegas, LLC Limited Liability Company Agreement, dated as of January 3, 2006 and previously amended on May 15, 2006 (as so amended, the "LLC Agreement"), between ERC and Morgans.

Pursuant to the terms of the Second Amendment, the outside start date for purposes of the LLC Agreement has been extended from June 30, 2008 to September 15, 2008. The Second Amendment also amends certain other provisions of the LLC Agreement.

The foregoing description of the Second Amendment is qualified in its entirety by the full text of the Second Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.
10.1	Second Amendment to Morgans Las Vegas, LLC Limited Liability Company Agreement, by and between Morgans/LV Investment LLC and Echelon Resorts Corporation, dated June 30, 2008.

***

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as "may," "will," "might," "expect," "believe," "anticipate," "could," "would," "estimate," "continue," "pursue," or the negative thereof or comparable terminology, and may include (without limitation) information regarding our expectations, hopes or intentions regarding the future, including, but not limited to, statements regarding our Echelon development and the timing and source of funds for such development. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in each such statement. In particular, we can provide no assurances regarding the various expansion projects, including the development plans for the Echelon development project, and whether such project will be completed within the estimated time frame and budget, or at all. Factors that could cause actual results to differ are discussed in Part II, Item 1A, "Risk Factors" in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2008, and in our other current and periodic reports filed from time to time with the SEC. All forward-looking statements in this document are made as of the date hereof, based on information available to us as of the date hereof, and we assume no obligation to update any forward-looking statement.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2008	Boyd Gaming Corporation

/s/ Josh Hirsberg Josh Hirsberg Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description
10.1

Second Amendment to Morgans Las Vegas, LLC Limited Liability Company Agreement, by and between Morgans/LV Investment LLC and Echelon Resorts Corporation, dated June 30, 2008.      Also provided in PDF format as a courtesy.